Acquisitions And Divestitures	12 Months Ended
Dec. 31, 2013
Acquisitions And Divestitures [Abstract]
Acquisitions And Divestitures

3.Acquisitions and Divestitures

For the years ended December 31	2013	2012	2011

Acquisitions
Canadian Division	$28	$139	$410
USA Division	156	240	105
Total Acquisitions	184	379	515

Divestitures
Canadian Division	(685)	(3,770)	(350)
USA Division	(18)	(271)	(1,730)
Corporate & Other	(2)	(2)	-
Total Divestitures	(705)	(4,043)	(2,080)
Net Acquisitions and Divestitures	$(521)	$(3,664)	$(1,565)

ACQUISITIONS

For the year ended December 31, 2013, acquisitions totaled $184 million (2012 – $379 million; 2011 – $515 million), which primarily included land and property purchases with oil and liquids rich natural gas production potential.

DIVESTITURES

For the year ended December 31, 2013, amounts received on the sale of assets were $705 million (2012 – $4,043 million; 2011 – $2,080 million). In 2013, divestitures were $685 million in the Canadian Division and $18 million in the USA Division.

The Canadian Division and USA Division divestitures included the following transactions:

Canadian Division

In 2013, divestitures in the Canadian Division included the sale of the Company’s Jean Marie natural gas assets in the Greater Sierra resource play in northeast British Columbia and other assets.

In 2012, Encana entered into a partnership agreement with a Mitsubishi Corporation subsidiary (“Mitsubishi”) to jointly develop certain Cutbank Ridge lands in British Columbia.  Under the agreement, Encana owns 60 percent and Mitsubishi owns 40 percent of the partnership.  Mitsubishi agreed to invest approximately C$2.9 billion for its partnership interest, with C$1.45 billion received in February 2012.  Mitsubishi agreed to invest the remaining amount of approximately C$1.45 billion, in addition to its 40 percent of the partnership’s future capital investment, over an expected commitment period of five years, thereby reducing Encana’s capital funding commitment to 30 percent of the total expected capital investment.

In 2012, the Company entered into an agreement with a PetroChina Company Limited subsidiary (“PetroChina”) to jointly explore and develop certain liquids rich natural gas Duvernay lands in Alberta.  PetroChina agreed to invest approximately C$2.18 billion for a 49.9 percent working interest in the lands. PetroChina invested C$1.18 billion in December 2012 and agreed to further invest approximately C$1.0 billion which will be used to fund half of Encana’s capital funding commitment over an expected commitment period of four years.

In 2012, Encana entered into an agreement with a Toyota Tsusho Corporation subsidiary (“Toyota Tsusho”) under which Toyota Tsusho agreed to invest approximately C$600 million to acquire a 32.5 percent gross overriding royalty interest in natural gas production from a portion of Encana’s Clearwater resource play.  Toyota Tsusho invested C$100 million in April 2012 and agreed to further invest approximately C$500 million over an expected commitment period of seven years.

In 2012, the Company also closed the sale of two natural gas processing plants in British Columbia and Alberta for proceeds of approximately C$920 million.

USA Division

In December 2011, the Company closed the majority of the North Texas asset sale for proceeds of $836 million.  The remainder of the sale closed in March 2012 for proceeds of $114 million.  During 2011, Encana also sold its Fort Lupton natural gas processing plant for proceeds of $296 million and its South Piceance natural gas gathering assets for proceeds of $547 million.

Amounts received from these transactions have been deducted from the respective Canadian and U.S. full cost pools.